Bank of America

Banc of America Leasing & Capital, LLC **Equipment Security Note Number 001**

This Equipment Security Note No. 001, dated as of March 25, 2020 (this **"Equipment Note"**), is entered into pursuant to and incorporates by this reference all of the terms and provisions of that certain Master Loan and Security Agreement No. 49660-70000 dated as of March 25, 2020 (the **"Master Agreement"**), by and between **Banc of America Leasing & Capital, LLC** (**"Lender"**) and Ciner Wyoming LLC (**"Borrower"**). All capitalized terms used herein and not defined herein shall have the respective meanings assigned to such terms in the Master Agreement. If any provision of this Equipment Note conflicts with any provision of the Master Agreement, the provisions contained in this Equipment Note shall prevail. Borrower hereby authorizes Lender to insert the serial numbers and other identification data of the Equipment, dates, and other omitted factual matters or descriptions in this Equipment Note.

The occurrence of an **"Event of Default,"** as defined in the Master Agreement, shall entitle Lender to accelerate the maturity of this Equipment Note and to declare the Prepayment Amount to be immediately due and payable, and to proceed at once to exercise each and every one of the remedies provided in the Master Agreement or otherwise available at law or in equity. All of Borrower's Obligations under this Equipment Note are absolute and unconditional, and shall not be subject to any offset or deduction whatsoever. Borrower waives any right to assert, by way of counterclaim or affirmative defense in any action to enforce Borrower's Obligations hereunder, any claim whatsoever against Lender.

1. **Equipment Financed; Equipment Location; Grant of Security Interest.** Subject to the terms and provisions of the Master Agreement and as provided herein, Lender is providing financing in the principal amount described in Section 2 below to Borrower in connection with the acquisition or financing of the following described Equipment:

Quantity	Description	Serial Number	Cost

See Exhibit A attached hereto and made a part thereof

Location of Equipment. The Equipment will be located or (in the case of over-the-road vehicles) based at the following locations:

Location	Address	City	County	State	ZIP
A	254 County Road 4-6	Green River	Sweetwater	WY	82935

Borrower has agreed and does hereby grant a security interest in and to the Equipment and the Collateral related thereto, whether now owned or hereafter acquired and wherever located, in order to secure the payment and performance of all Obligations owing to Lender, including but not limited to this Equipment Note, all as more particularly provided in the Master Agreement. Lender's agreement to provide the financing contemplated herein shall be subject to the satisfaction of all conditions established by Lender and Lender's prior receipt of all required documentation in form and substance satisfactory to Lender in its sole discretion.

2. **Payments.** For value received, Borrower promises to pay to the order of Lender, the principal amount of $30,000,000.00, together with interest thereon as provided herein. This Equipment Note shall be payable by Borrower to Lender in ninety-six consecutive monthly installments of principal and interest (the **"Payments"**) commencing on April 26, 2020 (the **"Initial Payment"**) and continuing thereafter through and including the Maturity Date (as defined below) (collectively, the **"Equipment Note Term"**). Each Payment shall be in the amount provided below, and due and payable on the same day of the month as the Initial Payment set forth above in each succeeding payment period (each, a **"Payment Date"** and the final such scheduled Payment Date, the **"Maturity Date"**) during Equipment Note Term. All interest hereunder shall be calculated on the basis of a year of 360 days comprised of 12 months of 30 days each. The final Payment due and payable on the Maturity Date shall in any event be equal to the entire outstanding and unpaid principal amount of

this Equipment Note, together with all accrued and unpaid interest, charges and other amounts owing hereunder and under the Master Agreement.

(a) **Interest Rate.** Interest shall accrue on the entire principal amount of this Equipment Note outstanding from time to time at a fixed rate of two and 4790/10000 percent (2.4790%) per annum or, if less, the highest rate of interest permitted by applicable law (the "**Interest Rate**"), from the Advance Date set forth below until the principal amount of this Equipment Note is paid in full, and shall be due and payable on each Payment Date.

(b) **Payment Amount.** The principal and interest amount of each of the first ninety-five (95) Payments shall be $307,118.45, with the final Payment of principal and interest in the amount of $4,307,118.45.

3. Prepayment. Borrower may prepay all (but not less than all) of the outstanding principal balance of this Equipment Note on a scheduled Payment Date occurring after one (1) year from the date hereof upon 30 days prior written notice from Borrower to Lender, provided that any such prepayment shall be made together with (a) all accrued interest and other charges and amounts owing hereunder through the date of prepayment, and (i) two and one half percent (2.5%) of the amount prepaid after the first anniversary hereof, (ii) two percent (2%) of the amount prepaid after the second anniversary hereof, (iii) one and one-quarter percent (1.25%) of the amount prepaid after the third anniversary, (iv) one percent (1%) of the amount prepaid after the fourth anniversary, (v) three-quarters percent (0.75%) of the amount prepaid after the fifth anniversary, (vi) one half percent (0.5%) of the amount prepaid after the sixth anniversary hereof, and (vii) one quarter percent (0.25%) of the amount prepaid after the seventh anniversary hereof ; provided, however, that if any prepayment of this Equipment Note is made following an Event of Default, by reason of acceleration or otherwise, the prepayment charge shall be calculated based upon the full original Equipment Note Term.

4. Borrower Acknowledgements. Upon delivery and acceptance of the Equipment, Borrower shall execute this Equipment Note evidencing the amounts financed by Lender in respect of such Equipment and the Payments of principal and interest hereunder. By its execution and delivery of this Equipment Note, Borrower:

(a) reaffirms of all of Borrower's representations, warranties and covenants as set forth in the Master Agreement and represents and warrants that no Default or Event of Default under the Master Agreement exists as of the date hereof;

(b) represents, warrants and agrees that: (i) the Equipment has been delivered and is in an operating condition and performing the operation for which it is intended to the satisfaction of Borrower; (ii) each item of Equipment has been unconditionally accepted by Borrower for all purposes under the Master Agreement and this Equipment Note; and (iii) there has been no material adverse change in the operations, business, properties or condition, financial or otherwise, of Borrower or any Guarantor since December 31, 2018;

(c) authorizes and directs Lender (i) to advance the principal amount of this Equipment Note to reimburse Borrower or pay Vendors all or a portion of the purchase price of Equipment in accordance with Vendors' invoices therefor, receipt and approval of which are hereby reaffirmed by Borrower, and (ii) to enter the date of such advance below Lender's signature as the "Advance Date" for all purposes hereof; and

(d) agrees that Borrower is absolutely and unconditionally obligated to pay Lender all Payments at the times and in the manner set forth herein.

This Note and any other documents or instruments executed by either party in connection herewith (collectively the "Documents"), may be executed and delivered by facsimile signature or other electronic or digital means (including without limitation Adobe's Portable Document Format ("PDF")). Any such signature shall be of the same force and effect as an original signature, it being the express intent of the parties to create a valid and legally enforceable contract between them. The exchange and delivery of the Documents and the related signature pages via facsimile or as an attachment to electronic mail (including in PDF) shall constitute effective execution and delivery by the parties and may be used by the parties for all purposes. Notwithstanding the foregoing, at the request of either party, the parties hereto agree to exchange inked original replacement signature pages as soon thereafter as reasonably practicable.

BANC OF AMERICA LEASING & CAPITAL, LLC	CINER WYOMING LLC
By: [signature]	By: [signature]
Printed Name: Ruth Mandel	Printed Name: Torlan O Erkan
Title: Vice President	Title: President & CEO
Advance Date: Mar. 26, 2020	

EXHIBIT A						
CINER WYOMING LLC						
49660-70000-001						
Vendor	Item	Invoice #	Inv. date	Paid Date	Check #	Amount
Equipment						
ABB Inc.	Line up and Cable plugs	7500019035	8/30/2018	9/26/2018	31495	$268,250.00
ABB Inc.	Line up and Cable plugs	7500020501	12/5/2018	12/19/2018	2006940	$268,250.00
ABB Inc.	Line up and Cable plugs	7500022307	3/29/2019	5/9/2019	36654	$462,850.00
ABB Inc.	Line up and Cable plugs	7104550789	12/13/2019	2/19/2020	42964	$53,650.00
Solar Turbines	One (1) PG Titan 250 Generator Set	140 10005267	3/8/2019	04/01/2019	wire	$1,159,440.98
Solar Turbines	One (1) PG Titan 250 Generator Set	140 10004942	6/14/2018	07/17/2018	2003675	$1,106,697.00
Solar Turbines	One (1) PG Titan 250 Generator Set	140 10004953	6/26/2018	07/03/2018	2003354	$2,213,394.00
Solar Turbines	One (1) PG Titan 250 Generator Set	140 10005185	12/12/2018	02/01/2019	wire	$7,990,980.80
Solar Turbines	One (1) PG Titan 250 Generator Set	140 10005195	12/19/2018	02/01/2019	wire	$3,958,875.13
Solar Turbines	One (1) PG Titan 250 Generator Set	140 10005557	11/4/2019	01/10/2020	wire	$1,132,661.28
Solar Turbines	One (1) PG Titan 250 Generator Set	140 10005221	1/10/2019	02/14/2019	32616	$3,958,875.13
Solar Turbines	One (1) PG Titan 250 Generator Set	140 10005742	3/24/2020	03/25/2020	wire	$1,184,342.05
Virginia Transformer Corp	Liquid 25000/28000/33333/37333/416	53178	6/7/2018	06/22/2018	30923	$79,917.80
Virginia Transformer Corp	Liquid 25000/28000/33333/37333/416	53418	7/16/2018	07/26/2018	2003863	$119,876.70
Virginia Transformer Corp	Liquid 25000/28000/33333/37333/416	54858	12/28/2018	12/31/2018	2007364	$207,686.50
Virginia Transformer Corp	Liquid 1500 KVA	54538	11/25/2018	12/12/2018	2006925	$50,945.00
Engineering/Design/Construction						
Intermountain Consumer Professional Engineers	Engineering Services	547-004-1117	1/17/2018	02/21/2018	2000509	$12,315.00
Intermountain Consumer Professional Engineers	Engineering Services	547-005-0318	4/9/2018	05/10/2018	2002132	$70,452.50
Intermountain Consumer Professional Engineers	Engineering Services	547-005-0418	5/25/2018	07/03/2018	2003266	$101,290.00
Intermountain Consumer Professional Engineers	Engineering Services	547-005-0518	7/3/2018	08/06/2018	2004098	$85,737.50
Intermountain Consumer Professional Engineers	Engineering Services	547-005-0718	8/27/2018	10/03/2018	2005179	$210,702.54
ICPE Construction Management	Engineering Services	0000968-IN	9/28/2018	10/12/2018	2005413	$57,731.00
ICPE Construction Management	Engineering Services	0000967-IN	9/21/2018	10/12/2018	2005413	$644,100.00
ICPE Construction Management	Engineering Services	0000969-IN	9/30/2018	10/17/2018	2005568	$298,169.00
MasTec	Engineering Services	4-1011	2/28/2019	4/8/2019	wire	$1,900,000.00
MasTec	Engineering Services	5-1011	3/31/2019	5/3/2019	wire	$2,755,000.00
ICPE Construction Management	Engineering Services	0001220-IN	11/19/2018	12/12/2018	2006827	$302,279.82
ICPE Construction Management	Engineering Services	0001221-IN	11/19/2018	12/12/2018	2006827	$647,999.06
ICPE Construction Management	Engineering Services	0001222-IN	11/19/2018	12/12/2018	2006827	$290,854.95
				Total		$31,613,343.74
				[illegible]		[illegible]